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                                                                   EXHIBIT 10.16


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                                                                  EXECUTION COPY

                               SECOND AMENDMENT
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          This SECOND AMENDMENT (this "Amendment"), dated as of March 5, 2001,
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is entered into by and among Huntsman International LLC (f/k/a Huntsman ICI
Chemicals LLC), a Delaware limited liability company (the "Borrower"), Huntsman
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International Holdings LLC (f/k/a Huntsman ICI Holdings LLC), a Delaware limited liability company ("Holdings"), the undersigned financial institutions,
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including Bankers Trust Company, in their capacities as lenders hereunder
(collectively, the "Lenders," and each individually, a "Lender"), Bankers Trust
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Company, as Lead Arranger, Administrative Agent ("Administrative Agent") for the
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Lenders and Sole Book Manager, Goldman Sachs Credit Partners L.P., as
Syndication Agent and Co-Arranger and The Chase Manhattan Bank and UBS Warburg LLC (as successor to Warburg Dillon Read), as Co-Arrangers and as Co-Documentation Agents (collectively, the "Agents" and each individually, an
                                         ------
"Agent").  Terms used herein and not otherwise defined herein shall have the
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same meanings as specified in the Credit Agreement (as defined below).

                                   RECITALS:
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     A.   The Borrower, Holdings, the Lenders, the Agents and the Administrative
Agent have heretofore entered into that certain Credit Agreement dated as of
June 30, 1999, as amended by that certain First Amendment dated as of December 21, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").
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     B.   The Borrower and Holdings wish, and the Lenders signatory hereto and the Agents and Administrative Agent are willing, to amend the Credit Agreement subject to the terms and conditions of this Agreement.

     C. This Agreement constitutes a Loan Document and these Recitals shall be construed as part of this Agreement.

          NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Amendment of Credit Agreement.
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          The Credit Agreement is hereby amended as follows:

          (a)  Section 1.1 of the Credit Agreement is hereby amended by adding
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the following definitions in their proper alphabetical order:

          "Additional Senior Subordinated Note Documents" means the Additional
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Senior Subordinated Notes, the indenture under which the Additional Senior
Subordinated Notes are issued and all other documents evidencing, guaranteeing or otherwise governing the terms of the Additional Senior Subordinated Notes.
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          "Additional Senior Subordinated Notes" means the senior subordinated
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euro notes due no earlier than 2009 in an aggregate principal amount of up to
250,000,000 Euros issued by the Borrower in a Rule 144A offering on terms which are substantially similar to the Original Senior Subordinated Notes (the "Initial Euro Notes") and any senior subordinated euro notes with substantially
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identical terms to the Initial Euro Notes which are issued in exchange for the
Initial Euro Notes following the issuance of the Initial Euro Notes as contemplated by the Additional Senior Subordinated Note Documents.

          "Original Senior Subordinated Note Documents" means the Original
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Senior Subordinated Notes, the indenture under which the Original Senior
Subordinated Notes are issued and all other documents evidencing, guaranteeing or otherwise governing the terms of the Original Senior Subordinated Notes.

          "Original Senior Subordinated Notes" means the 10 1/8% Senior
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Subordinated Notes due 2009 in an aggregate principal amount of $600,000,000 and
200,000,000 Euros issued by the Borrower in a Rule 144A offering (the "Initial
                                                                       -------
Notes") and any senior subordinated notes with substantially identical terms to
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the Initial Notes which are issued in exchange for the Initial Notes following the issuance of the Initial Notes as contemplated by the Original Senior Subordinated Note Documents.

          "Pro Forma Period" has the meaning assigned to that term in Section
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8.7(p).
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          "Second Amendment" means that certain Second Amendment to this
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Agreement dated as of March 5, 2001.

          "Second Amendment Effective Date" has the meaning set forth in Section
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2 of the Second Amendment.
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          (b) The definition of "Senior Subordinated Note Documents" in Section
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1.1. of the Credit Agreement is hereby amended in its entirety as follows:
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          "Senior Subordinated Note Documents" means (i) the Original Senior
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Subordinated Note Documents; and (ii) the Additional Senior Subordinated Note
Documents.

          (c)  The definition of "Senior Subordinated Notes" in Section 1.1. of
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the Credit Agreement is hereby amended in its entirety as follows:

          "Senior Subordinated Notes" means (i) the Original Senior Subordinated
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Notes; and (ii) the Additional Senior Subordinated Notes.

          (d)  The definition of "Net Offering Proceeds" in Section 1.1 of the
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Credit Agreement is hereby amended in its entirety as follows:

          "Net Offering Proceeds" means the proceeds received from (a) the
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issuance of any Capital Stock or (b) the incurrence of any Indebtedness, in each case net of the actual liabilities for reasonably anticipated cash taxes in connection with such issuance or incurrence, if any, any underwriting, brokerage and other customary selling commissions incurred in connection with

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such issuance or incurrence, and reasonable legal, advisory and other fees and expenses, incurred in connection with such issuance or incurrence.

          (e)  The definition of "Acquired Master Trust Receivables Pool" in
Section 1.1 of the Credit Agreement is hereby amended by adding the language
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"except the Albright & Wilson European surfactant business and the Dow ethyleneamine business." immediately at the end thereof.

          (f)  Section 4.4(i) of the Credit Agreement is hereby amended by
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deleting the text thereof and replacing it with the following:

          "(i) Mandatory Prepayment Upon Additional Issuance of Senior
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Subordinated Debt and other Indebtedness.  On the Business Day of receipt
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thereof by the Borrower, an amount equal to 100% of the Net Offering Proceeds of any subordinated Indebtedness permitted by Section 8.2(u) hereof shall be
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applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of Section 4.5(a).  In the event that during the period January 1, 2001
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through June 30, 2001, the Borrower has not entered into one or more definitive agreements to complete one or more acquisitions and/or completed one or more acquisitions permitted by Sections 8.7(p) and/or 8.7(t) with aggregate
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consideration (including the amount of any assumed Indebtedness) of not less than the Net Offering Proceeds from the Additional Senior Subordinated Notes permitted by Section 8.2(f), then on the following Business Day, an amount equal
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to the amount of such Net Offering Proceeds not so utilized shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of
Section 4.5(a); provided however that if during the period January 1, 2001
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through September 30, 2001, Borrower has not consummated such acquisition or acquisitions with aggregate consideration (including the amount of any assumed Indebtedness) at least equal to the amount of Net Offering Proceeds of the Additional Senior Subordinated Notes which were not required to be prepaid pursuant to this Section 4.4(i) (the "Unapplied Net Proceeds"), then on October
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1, 2001, an amount equal to the Unapplied Net Proceeds shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of
Section 4.5(a)."
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          (g)  Section 4.4(k)(iii) of the Credit Agreement is hereby amended by
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deleting the phrase "$250 million" and replacing it with "$280 million".


          (h)  Section 8.7(j) of the Credit Agreement is hereby amended by
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inserting an "(i)" at the beginning thereof and by inserting the following new language at the end thereof:

          "and (ii) the Borrower and each of its Domestic Subsidiaries may make Investments in the Capital Stock of a Person who is a Domestic Subsidiary immediately before and after such Investment; provided, that the requirements of
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Section 7.12 are satisfied."
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          (i)  Section 8.7 of the Credit Agreement is hereby amended by deleting
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the "and" at the end of clause (r) thereof, deleting the "." at the end of
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clause (s) thereof and by replacing it with "; and" and by adding the following
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new clause (t) thereto:
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          "(t) Borrower may use the proceeds of the Additional Senior
Subordinated Notes, to the extent not required to be prepaid, to purchase all or a significant part of the assets of a business conducted by another Person, make any Investment in any Person which, after the Second Amendment Effective Date as a result of such Investment becomes a Wholly-Owned Subsidiary of the Borrower which is not an Unrestricted Subsidiary or, to the extent permitted under
Section 8.3, enter into any merger, consolidation or amalgamation with any other
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Person (any such purchase, Investment or merger, a "Section 8.7 (t)
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Acquisition"); provided, however, that such Section 8.7(t) Acquisition shall not
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be permitted unless, (i) after giving effect thereto on a pro forma basis for
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the Pro Forma Period (on the basis that (A) any Indebtedness incurred or assumed in connection with such Section 8.7(t) Acquisition was incurred or assumed at the beginning of the Pro Forma Period, (B) if such Indebtedness bears a floating interest rate, such interest shall be paid over the Pro Forma Period at the rate in effect on the date of such Section 8.7(t) Acquisition, and (C) all income and expense associated with the assets or entity acquired in connection with such
Section 8.7(t) Acquisition for the most recently ended four Fiscal Quarter period for which such income and expense amounts are available (with good faith estimates thereof being permitted if financial statements indicating such amounts are not available) shall be treated as being earned or incurred by the Borrower over the Pro Forma Period on a pro forma basis), no Event of Default or Unmatured Event of Default would exist hereunder; (ii) the Borrower and its Subsidiaries have complied with the requirements of Section 7.12 and 7.15 hereof
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with respect to any required additional Security Documents; and (iii) such acquisition has been approved by the board of directors of the Person to be acquired."

          SECTION 2.   Conditions to Effectiveness of the Amendment.  The
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provisions of this Amendment shall become effective upon the date of the satisfaction of all of the conditions set forth in this Section 2 (the "Second
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Amendment Effective Date"):
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          2.1  Proper Execution and Delivery of Amendment.  Borrower, Holdings,
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the Administrative Agent and the Required Lenders shall have duly executed and delivered to Administrative Agent this Amendment.

          2.2  Delivery of Credit Party Documents.  On or before the date
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hereof, Borrower shall deliver or cause to be delivered to Administrative Agent the following with respect to each of Borrower and Holdings, each, unless otherwise noted, dated the Second Amendment Effective Date:

               (a) Certified copies of its Certificate of Formation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which it is qualified as a foreign corporation to do business and where failure to be so qualified would have a Material Adverse Effect and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Second Amendment Effective Date or, in the event that any such document has been previously delivered by the Borrower to the Administrative Agent, a certificate executed by a Responsible Officer of the Borrower indicating that no change has occurred with respect to such document;

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               (b)  Copies of its operating agreement or limited liability company agreement, certified by its corporate secretary or an assistant secretary or a certificate of the lack of any change thereto since the Closing Date or, in the event that any such document has been previously delivered by the Borrower to the Administrative Agent, a certificate executed by a Responsible Officer of the Borrower indicating that no change has occurred with respect to such document;

               (c) Resolutions of its members, manager or board of managers (i) approving and authorizing the execution, delivery and performance of each of this Amendment, and (ii) approving and authorizing the execution, delivery and performance of the other Loan Documents to which it is a party and all transactions related thereto, in each case certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendments;

               (d) Signature and incumbency certificates of its officers executing this Amendment; and

               (e) Such other instruments, documents and opinions in respect of such matters as Administrative Agent shall reasonably request.

          2.3  Representations and Warranties; Default; Officer's Certificate.
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The representations and warranties set forth in Article VI of the Agreement
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shall be true and correct, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, and no Event of Default or Unmatured Event of Default shall have occurred or be continuing and Administrative Agent shall have received a certificate executed by a Responsible Officer on behalf of Borrower, dated the Second Amendment Effective Date stating that the representations and warranties set forth in Article VI of the Agreement are true and correct as of the date of the
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certificate, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, that no Event of Default or Unmatured Event of Default has occurred and is continuing, and that the conditions of this Section 2 hereof have been fully satisfied or waived
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(other than those conditions which require the satisfaction of the
Administrative Agent).

          2.4  Fees.  Borrower shall have paid to Administrative Agent and the
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Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to Section 4 of this
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Amendment.

          2.5  Corporate Proceedings.  All corporate and legal proceedings and
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all instruments and agreements in connection with the execution and delivery of this Amendment shall be satisfactory in form and substance to Administrative Agent and the Required Lenders and Administrative Agent and all Lenders shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or certificates, if any, which Administrative

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Agent or such Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities.

          Each Lender and the Administrative Agent hereby agrees that by its execution and delivery of its signature page hereto, such Person approves of and consents to each of the matters set forth in Section 2 which must be approved
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by, or which must be satisfactory to, the Required Lenders or such Person, as the case may be; provided that, in the case of any agreement or document which
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must be approved by, or which must be satisfactory to, the Required Lenders,
Administrative Agent or Borrower shall have delivered a copy of such agreement or document to such Person if so requested on or prior to the Second Amendment Effective Date.

          SECTION 3.  References to and Effect on the Credit Agreement.  On and
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after the date hereof each reference in the Credit Agreement to "this
Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

          SECTION 4.   Fees, Costs and Expenses.  (a)  Borrower agrees to pay a
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fee to the Administrative Agent on or prior to the Second Amendment Effective
Date on behalf of each Lender which has executed and delivered this Amendment on or prior to 5:00 p.m. E.S.T. on March 5th 2001 equal to 5 bps times the sum of the aggregate outstanding Commitment of such Lender as in effect under the Credit Agreement on the Second Amendment Effective Date, such fee to be due and payable on the Second Amendment Effective Date; and (b) Borrower also agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Administrative Agent and any local counsel retained by Administrative Agent relative thereto or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Amendment.

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          SECTION 5.   Miscellaneous.
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          5.1  Execution in Counterparts.  This Amendment may be executed in
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counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          5.2  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
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MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                           [signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

          [Executed by authorized officers of the Borrower, Holdings, the Lenders and Agents]

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